SCHEDULE B

TO THE JPMORGAN TRUST I DECLARATION OF TRUST

SERIES CLASSES

As of February 11, 2020

SERIES	CLASS
Non-Money Market Funds

JPMorgan Access Balanced Fund	A, C, I (formerly Select until 4/3/17), L (formerly Institutional until 12/1/16)[1]

JPMorgan Access Growth Fund	A, C, I (formerly Select until 4/3/17), L (formerly Institutional until 12/1/16)[2]

JPMorgan California Tax Free Bond Fund	A, C, I (formerly Institutional until 4/3/17), R6

JPMorgan Corporate Bond Fund	A, C, I (formerly Select until 4/3/17), R6

JPMorgan U.S. Research Enhanced Equity Fund (renamed from JPMorgan Disciplined Equity Fund effective 11/1/17)	A, I (formerly Select until 4/3/17), L (formerly Institutional until 12/1/16)[3], R6 (formerly Ultra Shares until 11/30/10)

JPMorgan Diversified Fund	A, C, I (formerly Select until 4/3/17), L (formerly Institutional until 12/1/16), R6

JPMorgan Small Cap Blend Fund (renamed from JPMorgan Dynamic Small Cap Growth Fund effective 5/31/18, previous name change from JPMorgan Dynamic Small Cap Fund effective 6/29/07)	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan Emerging Markets Corporate Debt Fund[4]	A, C, I (formerly Select until 4/3/17), R6

JPMorgan Emerging Markets Debt Fund	A, C, I (formerly Select until 4/3/17), R5, R6

JPMorgan Emerging Markets Equity Fund	A, C, I (formerly Select until 4/3/17), L (formerly Institutional until 12/1/16), R2, R3, R4, R5, R6, T

JPMorgan Emerging Markets Strategic Debt Fund (renamed from JPMorgan Emerging Markets Local Currency Debt Fund effective 9/30/16)	A, C, I (formerly Select until 4/3/17), R2, R5, R6

JPMorgan Equity Focus Fund	A, C, I (formerly Select until 4/3/17), R6

JPMorgan Floating Rate Income Fund	A, C, I (formerly Select until 4/3/17), R6, T

[1]   Class L Shares will convert to Class I Shares on or about April 2, 2020.

[2]   Class L Shares will convert to Class I Shares on or about April 2, 2020.

[3]   Class L Shares will convert to Class I Shares on or about July 2, 2020.

[4]   To be liquidated on or about February 23, 2020.

SERIES	CLASS
JPMorgan Global Allocation Fund (name change from JPMorgan Global Flexible Fund effective 2/17/11)	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6, T

JPMorgan Global Bond Opportunities Fund	A, C, I (formerly Select until 4/3/17), R6, T

JPMorgan Global Research Enhanced Index Fund	I (formerly Select until 4/3/17), R6

JPMorgan Growth and Income Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan Hedged Equity Fund	A, C, I (formerly Select until 4/3/17), R5, R6, T

JPMorgan Income Fund	A, C, I (formerly Select until 4/3/17), R6

JPMorgan Income Builder Fund	A, C, I (formerly Select until 4/3/17), R6, T

JPMorgan Inflation Managed Bond Fund	A, C, I (formerly Select until 4/3/17), R5, R6

JPMorgan Intermediate Tax Free Bond Fund	A, C, I (formerly Institutional until 4/3/17), R6, T

JPMorgan International Equity Fund	A, C, I (formerly Select until 4/3/17), R2, R5, R6

JPMorgan International Unconstrained Equity Fund	A, C, I (formerly Select until 4/3/17), R2, R5, R6, T

JPMorgan International Value Fund	A, C, I (formerly Select until 4/3/17), L (formerly Institutional until 12/1/16), R2, R5, R6, T

JPMorgan International Advantage Fund (name change from JPMorgan Intrepid International Fund effective 7/31/18) (JPMorgan Tax Aware International Opportunities Fund effective 12/15/05)	A, C, I (formerly Select until 4/3/17), R2, R6

JPMorgan Intrepid Sustainable Equity Fund (name change from JPMorgan Intrepid Contrarian Fund effective 4/10/06) (name change from JPMorgan Intrepid Multi Cap Fund effective 2/28/13) (renamed from JPMorgan Intrepid Advantage Fund effective 3/31/17)

A, C, I (formerly Select until 4/3/17)

JPMorgan Europe Dynamic Fund (name change from JPMorgan Intrepid European Fund effective 7/31/18)	A, C, I (formerly Select until 4/3/17), L (formerly Institutional until 12/1/16), R6

JPMorgan Intrepid Growth Fund	A, C, I (formerly Select until 4/3/17), R2, R5, R6

JPMorgan Intrepid Value Fund	A, C, I (formerly Select until 4/3/17), R2, R5, R6, T

JPMorgan Managed Income Fund	I (formerly Select until 4/3/17), L (formerly Institutional until 4/3/17)

SERIES	CLASS
JPMorgan Mid Cap Equity Fund	A, C, I (formerly Select until 4/3/17), R2, R5, R6, T

JPMorgan New York Tax Free Bond Fund	A, C, I, (formerly Institutional until 4/3/17), R6

JPMorgan Opportunistic Equity Long/Short Fund	A, C, I (formerly Select until 4/3/17), R6

JPMorgan Research Market Neutral Fund (name change from JPMorgan Market Neutral Fund effective 2/28/10)	A, C, I (formerly Select until 4/3/17), L (formerly Institutional until 12/1/16)

JPMorgan Short Duration Core Plus Fund (name change from JPMorgan Short Duration High Yield Fund effective 9/29/17)	A, C, I (formerly Select until 4/3/17), R6

JPMorgan Small Cap Core Fund	, A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan Small Cap Equity Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement Income Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6, T

JPMorgan SmartRetirement 2020 Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6, T

JPMorgan SmartRetirement 2025 Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6, T

JPMorgan SmartRetirement 2030 Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6, T

JPMorgan SmartRetirement 2035 Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6, T

JPMorgan SmartRetirement 2040 Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6, T

JPMorgan SmartRetirement 2045 Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6, T

JPMorgan SmartRetirement 2050 Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6, T

JPMorgan SmartRetirement 2055 Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6, T

JPMorgan SmartRetirement 2060 Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6, T

JPMorgan SmartRetirement Blend Income Fund	I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

SERIES	CLASS
JPMorgan SmartRetirement Blend 2020 Fund	I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2025 Fund	I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2030 Fund	I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2035 Fund	I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2040 Fund	I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2045 Fund	I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2050 Fund	I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2055 Fund	I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2060 Fund	I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan Strategic Income Opportunities Fund	A, C, I (formerly Select until 4/3/17), R5, R6, T

JPMorgan Systematic Alpha Fund (name change from JPMorgan Diversified Risk Fund effective 5/14/14)	A, C, I (formerly Select until 4/3/17), R6

JPMorgan Tax Aware Equity Fund (name change from JPMorgan Tax Aware Disciplined Equity Fund effective 12/10/10)	A, C, I (formerly Institutional until 4/3/17), R6

JPMorgan High Yield Municipal Fund (name change from JPMorgan Tax Aware High Income Fund effective 11/1/18)	A, C, I (formerly Select until 4/3/17), R6

JPMorgan Tax Aware Real Return Fund	A, C, I (formerly Institutional until 4/3/17), R6

JPMorgan Total Return Fund	A, C, I (formerly Select until 4/3/17), R2, R5, R6, T

JPMorgan Unconstrained Debt Fund (name change from JPMorgan Multi Sector Bond Fund effective 10/22/14)	A, C, I (formerly Select until 4/3/17), R2, R5, R6, T

JPMorgan U.S. Equity Fund	A, C, I (formerly Select until 4/3/17), L (formerly Institutional until 12/1/16), R2, R3, R4, R5, R6, T

SERIES	CLASS
JPMorgan U.S. Large Cap Core Plus Fund	A, C, I (formerly Select until 4/3/17), R2, R5, R6, T

JPMorgan U.S. Small Company Fund	A, C, I (formerly Select until 4/3/17), L (formerly Institutional until 12/1/16), R2, R3, R4, R5, R6

JPMorgan Value Advantage Fund	A, C, I (formerly Select until 4/3/17), L (formerly Institutional until 12/1/16), R2, R3, R4, R5, R6, T

Money Market Funds

JPMorgan 100% U.S. Treasury Securities Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, IM

JPMorgan California Municipal Money Market Fund	Institutional, Agency, Morgan, E*TRADE, Service, Premier

JPMorgan Federal Money Market Fund	Institutional, Agency, Premier, Morgan, Capital

JPMorgan New York Municipal Money Market Fund	Institutional, Agency, Morgan, Reserve, E*TRADE, Service, Premier

JPMorgan Prime Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, C, IM, Academy

JPMorgan Tax Free Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve